Exhibit 10.10

FIRST AMENDMENT

TO

OFFER LETTER AGREEMENT

THIS FIRST AMENDMENT TO OFFER LETTER AGREEMENT (this “Amendment”) is entered into by and between Fractyl Health, Inc. (the “Company”) and Tim Kieffer (the “Executive”) and will become effective, if at all, as of the date of the Company’s initial public offering of stock (“IPO”) pursuant to an effective registration statement filed under the Securities Act of 1933 (the “Amendment Effective Date”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Offer Letter Agreement (as defined below).

RECITALS

WHEREAS, the Company and the Executive are parties to that certain offer letter, dated as of September 12, 2023 (the “Offer Letter Agreement”), which sets forth the terms and conditions of the Executive’s employment as Chief Scientific Officer; and

WHEREAS, the Company and the Executive mutually desire to amend the Offer Letter Agreement as set forth herein.

NOW, THEREFORE, in consideration of the Executive’s continued service with the Company and its subsidiaries and affiliates, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, effective as of the Amendment Effective Date, the Company and the Executive hereby agree as follows:

AMENDMENT

1.	The second paragraph of the Offer Letter Agreement is hereby amended by deleting “$7,692.31” and replacing it with “$8,653.85.”

2.	The second paragraph of the Offer Letter Agreement is hereby amended by deleting “$200,000” and replacing it with “$225,000.”

All other provisions of the Offer Letter Agreement shall remain in full force and effect according to their respective terms, and nothing contained herein shall be deemed a waiver of any right or abrogation of any obligation otherwise existing under the Offer Letter Agreement except to the extent specifically provided for herein. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be taken to be an original; but such counterparts shall together constitute one and the same document. To the extent that the IPO does not close before June 30, 2024, this Amendment will be null and void.

[signature page follows]

IN WITNESS WHEREOF, the Company and Executive have executed this Amendment effective as of the Amendment Effective Date.

COMPANY
Fractyl Health, Inc.

/s/ Harith Rajagopalan
Name:
Title:

EXECUTIVE

/s/ Tim Kieffer
Tim Kieffer